Exhibit 10

WAIVER AND SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS WAIVER AND SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Amendment”), dated July 24, 2004, is by and between EQUINOX BUSINESS CREDIT CORP., a New Jersey corporation (“Borrower”), and WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation (“Lender”).

RECITALS:

A.                                   Borrower and Lender have entered into the certain Loan and Security Agreement dated as of December 19, 2001 (as amended, and as the same may hereafter be amended or otherwise modified, the “Loan Agreement”).

B.                                     Borrower has requested that Lender waive certain Events of Default under the Loan Agreement and Borrower and Lender have agreed to amend certain provisions of the Loan Agreement, in each case as provided hereinbelow.  In consideration of Borrower’s agreements under this Amendment, including without limitation Sections 6.5, 6.6 and 6.10, Lender is willing to agree to such requested waiver and amendment, on the terms specifically provided herein.

NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

Section 1

Definitions

Section 1.1                                      Definitions.  Terms defined by the Loan Agreement, where used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as are prescribed by Loan Agreement, as amended hereby.

Section 2

Waiver of Certain Events of Default

Section 2.1                                      Waiver of Certain Events of Default.  Effective as of the date of this Amendment and subject to the terms of this Amendment, Lender hereby waives any Events of Default existing under Section 7.20(a)(i) (“Minimum Interest Coverage Ratio”) of the Loan Agreement arising from non-compliance by Borrower with such requirements as of April 30, 2004 and May 31, 2004, and under Section 7.20(a)(iv) (“Budgeted EBT and Gross Revenues”) of the Loan Agreement and Section 7.20(a)(ii) (“Tangible Net Worth”) of the Loan Agreement, in each case arising from non-compliance by Borrower with such requirements as of March 31, 2004, April 30, 2004, May 31, 2004 and June 30, 2004, respectively.

Section 3

Amendments

Section 3.1                                      Amendment to Section 1.1.  Effective as of the date of this Amendment and subject to the terms of this Amendment, Section 1.1 of the Loan Agreement is amended to add the following definitions, each of which is deemed inserted in its appropriate alphabetical location:

“Cash Flow Projection” means, as of any date, a projection of Borrower’s EBITDA and Debt Service, presented on a weekly basis for the period of thirteen (13) weeks following such date.

“Debt Service” means interest and principal on Indebtedness for money borrowed.

“EBITDA” means, with respect to a Person for any period, consolidated net earnings (or loss), minus extraordinary gains plus interest expense, income taxes, and depreciation and amortization for such period, as determined in accordance with GAAP, in each case determined for such Person.

Section 3.2                                      Amendment to Section 6.2.  Effective as of the date of this Amendment and subject to the terms of this Amendment, Section 6.2 of the Loan Agreement hereby is amended to add the following clause (dd) to the weekly reporting requirements, immediately following existing clause (d), which shall read as follows:

(dd)                          a Cash Flow Projection, which shall be delivered not later than the 15th day of each calendar month.

Section 3.3                                      Amendment to Section 7.20(a).  Effective as of the date of this Amendment and subject to the terms of this Amendment, Section 7.20(a) of the Loan Agreement hereby is amended and restated to read in its entirety as follows:

(a)                                  Fail to maintain:

(i)                                     Minimum Interest Coverage Ratio.  Commencing on June 30, 2004, an Interest Coverage Ratio as of the end of each month, quarter or year, as the case may be, of not less than 1.10 to 1.00;

(ii)                                  Tangible Net Worth.  Tangible Net Worth plus the amount of Subordinated Debt, as of the end of each month or quarter, as the case may be, in an amount equal to or greater than $2,700,000;

(iii)                               Minimum Availability.  Availability, on any day, in an amount equal to or greater than $500,000.

Section 4

Conditions

Section 4.1                                      Conditions Precedent.  The effectiveness of Article 2 and Article 3 of this Amendment is subject to the satisfaction of each of the following conditions precedent:

(a)                                  Lender shall have received all of the following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to Lender:

(i)                                     Amendment Documents.  This Amendment and any other instrument, document, or certificate reasonably required by Lender to be executed or delivered by Borrower in connection with this Amendment, in each case duly executed (the “Amendment Documents”);

(ii)                                  Additional Information.  Lender shall have received such additional documents, instruments, and information as Lender may reasonably request to effect the transactions contemplated hereby;

(iii)                               Amendment to Subordination Agreement.   An amendment to the Subordination Agreement, in form and substance satisfactory to Lender, duly executed by each of Borrower and Guarantor, and

(iv)                              Expenses.  Borrower shall have paid to Lender all fees, costs, and expenses owed to and/or incurred by Lender in connection with the Loan Agreement or this Amendment.

(b)                                 The representations and warranties contained herein, in the Loan Agreement, and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof except for such representations and warranties limited by their terms to a specific date.

(c)                                  All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents, and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to Lender; and

(d)                                 No Default or Event of Default shall be in existence after giving effect to this Amendment.

Section 5

Ratifications, Representations and Warranties

Section 5.1                                      Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the

Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  Borrower and Lender agree that the Loan Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 5.2                                      Representations and Warranties.  Borrower hereby represents and warrants to Lender that, as of the date of and after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing, (b) the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date, and (c) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of Borrower.

Section 6

Additional Agreements

Section 6.1                                      Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other Loan Document, including any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

Section 6.2                                      Reference to Loan Agreement.  Each of the Loan Documents, including the Loan Agreement, the Amendment Documents, and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement, whether direct or indirect, shall mean a reference to the Loan Agreement as amended hereby.

Section 6.3                                      Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 6.4                                      Applicable Law.  This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of California and the applicable laws of the United States of America.

Section 6.5                                      Waivers Limited.  The effect of the waiver contained in Section 2.1 of this Amendment is expressly limited as provided therein, and in order to induce Lender to agree to such waivers, Borrower agrees that such waiver shall not constitute or be deemed a waiver of any other Event of Default, now existing or hereafter arising, or a waiver of any rights or remedies arising as a result of any such other Event of Default.  No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition, or duty by Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty.  Borrower hereby (a) agrees that this Amendment shall not limit or diminish the obligations of Borrower under the Loan Documents, executed or joined in by Borrower and delivered to Lender, (b) reaffirms Borrower’s obligations under each of the Loan Documents, and (c) agrees that each of the Loan Documents remains in full force and effect and is hereby ratified and confirmed.

Section 6.6                                      Affirmation; Waiver of Applicable Prepayment Premium in the Event of Voluntary Prepayment.  Borrower acknowledges and agrees to the following:

THE MATURITY DATE IS DECEMBER 19, 2004, ON WHICH DATE ALL OBLIGATIONS WILL BE DUE AND PAYABLE IN FULL AS REQUIRED BY THE LOAN AGREEMENT.  LENDER HAS NO OBLIGATION TO MAKE ANY ADVANCE, CAUSE ANY L/C TO BE ISSUED OR OTHERWISE EXTEND CREDIT UNDER THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT AT ANY TIME ON OR AFTER THE MATURITY DATE.  ANY REQUESTS FOR EXTENSION OF THE MATURITY DATE, OR FOR ANY ADVANCE, L/C OR OTHER EXTENSION OF CREDIT, BEYOND DECEMBER 19, 2004, MAY BE (AND IT IS LENDER’S INTENTION THAT ANY SUCH REQUEST WILL BE) DENIED WITHOUT ADDITIONAL PRIOR NOTICE.

In order to facilitate any voluntary payment in full of the Obligations, cash collateralization or return of any L/C and termination of the Loan Agreement on any date prior to the Maturity Date, Lender agrees to waive the Applicable Prepayment Premium and the 90 days prior written notice, in each case as required by the first two sentences of Section 3.6 of the Loan Agreement, provided, that no Default or Event of Default exists as of any such date and, provided further, that nothing herein waives the requirements of the last sentence of Section 3.6 of the Loan Agreement, which requirements are expressly reserved as continuing in full force and effect.

Section 6.7                                      Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

Section 6.8                                      Counterparts.  This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

Section 6.9                                      Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 6.10                                Consideration.  IN CONSIDERATION OF LENDER’S AGREEMENTS UNDER THIS AMENDMENT, BORROWER REPRESENTS AND WARRANTS THAT THERE ARE NO KNOWN CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND HEREBY WAIVES ANY AND ALL CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AGREEMENT AND RELEASES AND DISCHARGES LENDER, AND ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE “RELEASED PARTIES “) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS,

LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH BORROWER HAS OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE OF THIS AGREEMENT AND FROM OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR ANY MATTER CONTEMPLATED BY ANY OF THE LOAN DOCUMENTS.  WITHOUT IN ANY WAY LIMITING OR IMPAIRING THE FOREGOING WAIVER BY BORROWER, BORROWER EXPRESSLY WAIVES ANY AND ALL CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, IF ANY, AND ANY AND ALL ALLEGED DAMAGES, IF ANY, IN ANY WAY RESULTING FROM OR RELATING TO LENDER’S WRITTEN NOTIFICATION TO BORROWER DATED MARCH 1, 2004, AND EXPRESSLY ACKNOWLEDGES THAT NOTHING HEREIN SHALL IMPAIR OR OTHERWISE LIMIT THE MATTERS CONTAINED THEREIN.

Section 6.11                                Entire Agreement.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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Executed as of the date first written above.

BORROWER:

EQUINOX BUSINESS CREDIT CORP.

By:
Name:
Title:

LENDER:

WELLS FARGO FOOTHILL, INC., formerly known as Foothill Capital Corporation

By:
Name:
Title:

REAFFIRMATION OF GUARANTY AND STOCK PLEDGE AGREEMENT

The undersigned hereby (a) acknowledges the execution of, and consents to the terms and conditions of, the foregoing Waiver and Sixth Amendment to Loan and Security Agreement dated as of July 24, 2004, between Equinox Business Credit Corp. and Wells Fargo Foothill, Inc., formerly known as Foothill Capital Corporation (“Lender”) and reaffirms its obligations under (i) that certain Continuing Guaranty (the “Guaranty”) dated as of December 19, 2001, and (ii) that certain Stock Pledge Agreement (the “Pledge Agreement “) dated as of December 19, 2001, each made by the undersigned in favor of Lender, and (b) acknowledges and agrees that the Guaranty and the Pledge Agreement remain in full force and effect, free of any defense, offset or counterclaim, and the Guaranty and the Pledge Agreement are hereby ratified and confirmed.

GUARANTOR:

EQUIFIN, INC.

By:
Name:
Title:

REAFFIRMATION OF VALIDITY GUARANTIES

Each of the undersigned hereby (a) acknowledges the execution of, and consents to the terms and conditions of, the forgoing Waiver and Sixth Amendment to Loan and Security Agreement dated as of July 24, 2004, between Equinox Business Credit Corp. and Wells Fargo Foothill, Inc., formerly known as Foothill Capital Corporation (“Lender”) and reaffirms its obligations under that certain Validity Agreement (the “Validity Guaranty”) dated as of December 19, 2001, made by it in favor of Lender, and (b) acknowledges and agrees that the Validity Guaranty remains in full force and effect, free of any defense, offset or counterclaim, and the Validity Guaranty is hereby ratified and confirmed.

VALIDITY GUARANTORS:

WALTER M. CRAIG, JR.

ALLEN H. VOGEL